Exhibit 99.1

Investor Relations Contact:	Media Contact:
Carolyn Bass	Mei Li
Market Street Partners	NetSuite Inc.
415.445.3232	650.627.1063
IR@NetSuite.com	meili@netsuite.com

NETSUITE ANNOUNCES SECOND QUARTER 2011 FINANCIAL RESULTS

•	Delivers Record Revenue of $57.8 Million, a 23% Year-over-Year Increase

•	Grows Calculated Billings 30% Year-over-Year

•	Posts Record Quarterly Operating Cash Flow of $8.4 Million

•	Reports Largest Number of New Customer Wins in Two Years

•	Inks Largest Customer Deal in Company History

SAN MATEO, Calif. - July 28, 2011-NetSuite Inc. (NYSE: N), the industry's leading provider of cloud-based financials / ERP software suites, today announced operating results for its second quarter ended June 30, 2011.

Total revenue for the second quarter of 2011 was $57.8 million, representing a 23% increase over the second quarter of 2010. Subscription and support revenue for the second quarter was $48.2 million, representing 21% growth over the same period in the prior year.

Calculated billings were $62.6 million for the quarter, a 30% increase over the second quarter of 2010. Calculated billings are defined as revenue plus the change in deferred revenue.

Cash flow from operations was $8.4 million in the quarter, an increase of $4.0 million, or 88%, over the same period last year.

On a GAAP basis, net loss for the second quarter of 2011 was $9.8 million, or $(0.15) per share, as compared to a net loss of $7.2 million, or $(0.11) per share, in the second quarter of 2010.

Non-GAAP net income for the second quarter of 2011 was $1.6 million, or $0.02 per share, as compared to non-GAAP net income of $1.9 million, or $0.03 per share, for the second quarter of 2010.

"NetSuite's strong financial results and the quality and quantity of our customer wins tell the story of how NetSuite is transforming the business capabilities of small, medium and large companies around the globe,” said Zach Nelson, CEO of NetSuite. “Q2 also showed our continued success in moving up market with the announcement of customer wins at billion-dollar revenue companies like Groupon and Qualcomm. NetSuite also marked a milestone during Q2 by signing our largest ever recurring revenue contract with a 45,000 employee global organization that plans to use NetSuite to automate its entire operation including ERP and industry specific functionality.”

Conference Call
In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT
(5:00 p.m. EDT) today to discuss the Company's second quarter 2011 financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite's Web site at www.netsuite.com/investors.
The live call can be accessed by dialing 888-500-6955 (U.S.) or 719-325-2491 (outside the U.S.)

and referencing passcode: 712-3580. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 712-3580.

About NetSuite
NetSuite Inc. is the industry's leading provider of cloud-based financials / Enterprise Resource
Planning (ERP) software suites. In addition to financials/ERP software suites, NetSuite offers a broad suite of applications, including accounting, Customer Relationship Management (CRM),
Professional Services Automation (PSA) and Ecommerce that enables companies to manage most of their core business operations in its single integrated suite. NetSuite's "real-time dashboard" technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements
This press release and NetSuite's scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite's management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to the Company as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected;
unexpected disruptions of service at our data center may occur; a security breach may impact operations; risks associated with material defects or errors in our software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in
Internet service; failure to manage growth; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property;
the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; increased demands on employees and costs associated with operating as a public company; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; changes in foreign exchange rates, and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today's discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to the Company's Quarterly Report on Form 10-Q filed on May 5, 2011, and any subsequently filed reports on Forms 10-K, 10-Q and 8-K. All documents are available through the
SEC's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or
NetSuite's Web site at www.netsuite.com.

Non-GAAP Financial Measures
The Company's stated results include certain non-GAAP financial measures, including non-
GAAP operating income/(loss), net income/(loss), weighted average shares outstanding, and net income/(loss) per share. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss)
excludes expenses related to stock-based compensation expense, amortization of acquisition related intangible assets, transaction costs for business combinations, and costs associated with settlement of patent dispute. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the
Company's management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company's operating results.
The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-
GAAP measures used by other companies.

A copy of this press release can be found on the Company's Investor Relations Web site at
www.netsuite.com/investors. The contents of the Web site are not incorporated by reference into this press release.

NOTE: NetSuite and the NetSuite logo and where business is going are service marks of NetSuite Inc.

NetSuite Announces Second Quarter 2011 Results

NetSuite Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

	June 30, 2011	December 31, 2010
Assets
Current assets:
Cash and cash equivalents	$121,050	$104,298
Accounts receivable, net of allowances of $422 and $456 as of June 30, 2011 and December 31, 2010, respectively	29,364	27,235
Deferred commissions	17,292	15,401
Other current assets	16,929	7,190
Total current assets	184,635	154,124
Property and equipment, net	21,330	19,847
Deferred commissions, non-current	2,015	1,389
Goodwill	27,407	27,340
Other intangible assets, net	11,189	12,507
Other assets	2,067	2,086
Total assets	$248,643	$217,293
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,262	$1,489
Deferred revenue	89,361	75,827
Accrued compensation	11,929	12,048
Accrued expenses	5,402	5,144
Other current liabilities	16,020	5,599
Total current liabilities	124,974	100,107
Long-term liabilities:
Deferred revenue, non-current	4,857	5,312
Other long-term liabilities	4,742	5,590
Total long-term liabilities	9,599	10,902
Total liabilities	134,573	111,009
Stockholders’ equity:
Common stock	671	649
Additional paid-in capital	441,592	416,582
Accumulated other comprehensive income	795	578
Accumulated deficit	(328,988)	(311,525)
Total equity	114,070	106,284
Total liabilities and stockholders’ equity	$248,643	$217,293

NetSuite Announces Second Quarter 2011 Results

NetSuite Inc.
Condensed Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Revenue:
Subscription and support	$48,240	$45,814	$44,229	$41,834	$39,779
Professional services and other	9,593	7,627	7,838	7,909	7,310
Total revenue	57,833	53,441	52,067	49,743	47,089
Cost of revenue:
Subscription and support (1)	8,084	7,631	6,870	6,848	6,556
Professional services and other (1)	9,390	8,402	8,651	8,546	8,907
Total cost of revenue	17,474	16,033	15,521	15,394	15,463
Gross profit	40,359	37,408	36,546	34,349	31,626
Operating expenses:
Product development (1)	10,911	9,447	8,568	9,482	8,918
Sales and marketing (1)	30,469	27,461	26,191	24,363	21,881
General and administrative (1)	8,340	7,877	7,459	7,110	7,789
Total operating expenses	49,720	44,785	42,218	40,955	38,588
Operating loss	(9,361)	(7,377)	(5,672)	(6,606)	(6,962)
Other income / (expenses) and income taxes, net	(430)	(295)	(773)	(352)	(278)
Net loss	(9,791)	(7,672)	(6,445)	(6,958)	(7,240)
Net loss per share	$(0.15)	$(0.12)	$(0.10)	$(0.11)	$(0.11)
Weighted average number of shares used in computing net loss per common share	66,489	65,384	64,539	63,965	63,470

(1)Includes stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations and costs associated with settlement of patent dispute as follows:

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Cost of revenue:
Subscription and support	$919	$972	$916	$990	$872
Professional services and other	1,024	964	1,017	1,042	942
Operating expenses:
Product development	3,097	2,180	2,395	2,724	2,420
Sales and marketing	3,422	3,085	2,900	2,753	2,400
General and administrative	2,956	2,363	1,990	2,028	2,479
Total stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations and costs associated with settlement of patent dispute	$11,418	$9,564	$9,218	$9,537	$9,113

NetSuite Announces Second Quarter 2011 Results

NetSuite Inc.
Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Reconciliation between GAAP and non-GAAP operating income / (loss):
Operating loss	$(9,361)	$(7,377)	$(5,672)	$(6,606)	$(6,962)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	9,735	8,493	8,256	8,450	7,825
Amortization of intangible assets and business combination costs (b)	963	1,071	962	1,087	1,288
Costs associated with settlement of patent dispute (c)	720	—	—	—	—
Non-GAAP operating income	$2,057	$2,187	$3,546	$2,931	$2,151
Numerator:
Reconciliation between GAAP and non-GAAP net income / (loss):
Net loss	$(9,791)	$(7,672)	$(6,445)	$(6,958)	$(7,240)
Stock-based compensation (a)	9,735	8,493	8,256	8,450	7,825
Amortization of intangible assets and business combination costs (b)	963	1,071	962	1,087	1,288
Costs associated with settlement of patent dispute (c)	720	—	—	—	—
Non-GAAP net income	$1,627	$1,892	$2,773	$2,579	$1,873
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	66,489	65,384	64,539	63,965	63,470
Effect of dilutive securities (stock options, restricted stock awards and warrants) (d)	4,080	4,038	3,979	3,237	2,914
Non-GAAP weighted average shares used in computing non-GAAP net income per common share	70,569	69,422	68,518	67,202	66,384
GAAP net loss per share	$(0.15)	$(0.12)	$(0.10)	$(0.11)	$(0.11)
Non-GAAP net income per share	$0.02	$0.03	$0.04	$0.04	$0.03
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income / (loss), net income / (loss), weighted average shares outstanding and net income / (loss) per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets, transaction costs for business combinations and costs associated with the settlement of a patent dispute and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are

NetSuite Announces Second Quarter 2011 Results

considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.
While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price.

(b)
Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. Expense for the amortization of intangible assets is a non-cash item, and we believe that the exclusion of this amortization expense provides for a useful comparison of our operating results to prior periods and to our peer companies. Business combinations result in non-continuing operating expenses which would not otherwise have been incurred by us in the normal course of our business operations. We believe that the exclusion of acquisition related expense items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(c)
Recently, we entered into a patent cross licensing agreement with a large technology company which, among other things, resolved a patent dispute over our alleged past usage of the other party's technology. This resolution resulted in a charge in the second quarter of 2011. We believe that the impact of this patent cross licensing agreement on our financial statements in the second quarter of 2011 is not indicative of our continuing operations and its exclusion allows for financial statements that provide for a useful comparison of our operating results to prior periods and to our peer companies.

(d)
These securities are anti-dilutive on a GAAP basis as a result of the Company's net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces Second Quarter 2011 Results

NetSuite Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Six months ended June 30,
	2011	2010
Cash flows from operating activities:
Net loss attributable to NetSuite Inc. common stockholders	$(17,463)	$(14,063)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,358	3,851
Amortization of other intangible assets	2,035	2,461
Provision for accounts receivable allowances	141	297
Stock-based compensation	18,228	14,587
Amortization of deferred commissions	15,778	10,626
Noncontrolling interests	—	(14)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(2,265)	2,123
Deferred commissions	(18,294)	(10,631)
Other current assets	7	(1,512)
Other assets	5	431
Accounts payable	407	168
Accrued compensation	(199)	(1,742)
Deferred revenue	13,108	4,707
Other current liabilities	(167)	(1,872)
Other long-term liabilities	(537)	(242)
Net cash provided by operating activities	15,142	9,175
Cash flows from investing activities:
Purchases of property and equipment	(3,838)	(2,591)
Capitalized internal use software	(273)	(54)
Cash paid in business combination	(650)	—
Net cash used in investing activities	(4,761)	(2,645)
Cash flows from financing activities:
Payments under capital leases and long-term debt	(577)	(795)
Repurchase of noncontrolling interest	—	(1,370)
RSU acquired to settle employee withholding liability	(162)	(3,734)
Proceeds from issuance of common stock, net of issuance costs	6,820	1,181
Net cash provided by / (used in) financing activities	6,081	(4,718)
Effect of exchange rate changes on cash and cash equivalents	290	24
Net change in cash and cash equivalents	16,752	1,836
Cash and cash equivalents at beginning of period	104,298	96,355
Cash and cash equivalents at end of period	$121,050	$98,191